Exhibit 21.1

List of Subsidiaries of Summit Hotel Properties, Inc.

ENTITY	STATE OF INCORPORATION OR ORGANIZATION
Summit Hotel TRS, Inc.	Delaware
Summit Hotel GP, LLC	Delaware
Summit Hotel OP, LP	Delaware
Summit Hospitality I, LLC	Delaware
Summit Hospitality V, LLC	South Dakota
Summit Hospitality VI, LLC	Delaware
Summit Hospitality VII, LLC	Delaware
Summit Hospitality VIII, LLC	Delaware
Summit Hospitality IX, LLC	Delaware
Summit Hospitality X, LLC	Delaware
Summit Hospitality XI, LLC	Delaware
Summit Hospitality XII, LLC	Delaware
Summit Hospitality XIII, LLC	Delaware
Summit Hospitality XIV, LLC	Delaware
Summit Hospitality XV, LLC	Delaware
Summit Hospitality 17, LLC	Delaware
Summit Hospitality 18, LLC	Delaware
Summit Hospitality 19, LLC	Delaware
Summit Hospitality 20, LLC	Delaware
Summit Hospitality 21, LLC	Delaware
Summit Hospitality 22, LLC	Delaware
Summit Hospitality 23, LLC	Delaware
Summit Hospitality 24, LLC	Delaware
Summit Hospitality 25, LLC	Delaware
Summit Hospitality 26, LLC	Delaware
Summit Hospitality 009, LLC	Delaware
Summit Hospitality 026 AZ, LLC	Delaware
Summit Hospitality 039, LLC	Delaware
Summit Hospitality 057, LLC	Delaware
Summit Hospitality 060, LLC	Delaware
Summit Hospitality 066, LLC	Delaware
Summit Hospitality 079, LLC	Delaware
Summit Hospitality 081, LLC	Delaware
Summit Hospitality 082, LLC	Delaware
Summit Hospitality 084, LLC	Delaware
Summit Hospitality 085, LLC	Delaware
Summit Hospitality 093, LLC	Delaware
Summit Hospitality 100, LLC	Delaware
Summit Hospitality 102, LLC	Delaware
Summit Hospitality 104, LLC	Delaware
Summit Hospitality 110, LLC	Delaware
Summit Hospitality 111, LLC	Delaware
Summit Hospitality 114, LLC	Delaware
Summit Hospitality 115, LLC	Delaware
Summit Hospitality 116, LLC	Delaware
Summit Hospitality 117, LLC	Delaware
Summit Hospitality 118, LLC	Delaware
Summit Hospitality 119, LLC	Delaware
Summit Hospitality 120, LLC	Delaware
Summit Hospitality 121, LLC	Delaware
Summit Hospitality 122, LLC	Delaware
Summit Hospitality 123, LLC	Delaware
Summit Hospitality 124, LLC	Delaware
Summit Hospitality 125, LLC	Delaware

ENTITY	STATE OF INCORPORATION OR ORGANIZATION
Summit Group of Scottsdale, Arizona LLC	South Dakota
Summit IHG JV, LLC	Delaware
San Fran JV, LLC	Delaware
Carnegie Hotels, LLC	Georgia
Carnegie Hotel MT, LLC	Georgia